UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 13, 2009

Online Vacation Center Holdings Corp.
(Exact name of registrant as specified in its charter)

Florida	0-32137	65-0701352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

   1801 N.W. 66th Avenue, Plantation, Florida 33313
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (954) 377-6400

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On August 13, 2009, management and the Audit Committee of Online Vacation Center Holdings Corp. (the "Company") concluded that the Company's 2008 financial statements should not be relied upon due to an error relating to the accounting for its disposition of Phoenix International Publishing LLC ("Phoenix") in March 2008, in connection with its response to a comment letter received from the U.S. Securities and Exchange Commission ("SEC") regarding the Company's Annual Report on Form 10-K for fiscal 2008. The Company intends to file an amendment to its 2008 Form 10-K, which will contain restated financial statements as of and for the year ended December 31, 2008. The Company will file an amendment to its March 31, 2009 Form 10-Q and will restate 2008 quarterly data on Form 10-Q concurrently for the second and third quarters of 2009. In addition, the Company's prior earnings and press releases and similar communications should no longer be relied upon to the extent they related to these financial statements.

The error related to the accounting for the disposition of Phoenix as of March 31 2008 resulted style="FONT-SIZE: 12pt; FONT-FAMILY: 'TIMES NEW ROMAN'">in an understatement of $681,250 for both the Company's loss from discontinued operations and its net loss for every reporting period from March 31, 2008 through December 31, 2008. In addition, the Company is revising its presentation and accounting treatment of convertible notes issued in conjunction with previous acquisitions to eliminate the value ascribed to the conversion feature of the notes in its 2008 audited financial statements and interim statements.

The Audit Committee of the Board of Directors and management of the Company have discussed the matters disclosed in this Current Report on Form 8-K with the Company's current independent registered public accounting firm, Jewett, Schwartz, Wolfe and Associates.

The press release issued by the Company on August 13, 2009 titled "Online Vacation Center Holdings Corp. to Restate Previously Issued Financial Statements for Fiscal 2008, interim quarters of 2008 and first quarter of 2009," is attached as Exhibit 99.1.

(d) Exhibits.

Number    Description

99.1	Press Release dated August13, 2009 titled, "Online Vacation Center Holdings Corp. to Restate Previously Issued Financial Statements for Fiscal 2008, interim quarters of 2008 and first quarter of 2009"

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August13, 2009                                   ONLINE VACATION CENTER HOLDINGS CORP.

                                                                      BY: /s/ EDWARD B. RUDNER
                                                                             Edward B. Rudner
                                                                             Chief Executive Officer

Exhibit Index

Exhibit No.     Description

99.1	Press Release dated August 13, 2009. titled, "Online Vacation Center Holdings Corp. to Restate Previously Issued Financial Statements for Fiscal 2008, interim quarters of 2008 and first quarter of 2009"